UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2008 (February 25, 2008)

Commission file number 333-

ACTIGA CORPORATION
(Name of small business issuer as in its charter)
Nevada	39-2059213
(State or other jurisdiction of incorporation or	(IRS Employer Identification No.)
organization)

871 Marlborough Avenue, Suite 100, Riverside CA 92507
(Address of principal executive offices)

951-786-9474
(Issuer’s telephone number)

Puppy Zone Enterprises, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN COMPANY’S CERTIFYING ACCOUNTANT

Effective February 26, 2008, Actiga Corporation (the “Company”) dismissed Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) as the Company’s independent registered public accounting firm. The decision to dismiss DMCL was approved by the Company’s board of directors.  DMCL had expressed substantial doubt about the Company’s ability to continue as a going concern in Form 10-KSB filed with the Securities Exchange Commission (the “SEC”) on September 28, 2007.   DMCL’s report was based on the Company’s absence of significant revenues, recurring losses from operations, and its need for additional financing in order to fund its projected loss in 2008. Other than as stated, DMCL’s reports did not contain any other adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided DMCL with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested DMCL to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01(a). A copy of such letter, dated February 26, 2008, is filed as and exhibit to this Current Report on Form 8-K.

During the Company's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DMCL, would have caused it to make reference to the subject matter of the disagreements in connection with its report and there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

DCML was engaged as the independent registered public accounting firm since January 3, 2007. Prior to January 3, 2007, the Company’s independent registered public accounting firm was HLB Cinnamon Jang Willoughby & Company.

Effective February 25, 2008, the Company engaged Grobstein, Horwath & Company LLP (“GHC”), as its independent registered public accounting firm. GHC served as the auditor for QMotions, Inc., the Company’s wholly owned subsidiary which the Company acquired on January 14, 2008. During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging GHC, neither the Company nor anyone on its behalf consulted GHC regarding either: (i) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii)  any matter regarding the Company that was either the subject of a disagreement or a reportable event.

ITEM 5.03 CHANGE IN FISCAL YEAR

On February 26, 2008, our board of directors approved a change in our fiscal year from a fiscal year ending on June 30 to a fiscal year ending on December 31. The change in our fiscal year will take effect on February 26, 2008 and, therefore, there will not be a transition period in connection with this change of fiscal year end, and we will file a form 10-KSB for the year ended December 31, 2007, which is due to be filed with the Securities and Exchange Commission by March 30, 2008. Our 2008 fiscal year will end on December 31, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number	Exhibit Description
99.1	Letter date February 26, 2008 from Dale Matheson Carr-Hilton Labonte LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 26, 2008	ACTIGA CORPORATION

	By:	/s/ Dale Hutchins
Name: Dale Hutchins Title: President